Exhibit 99.2 Restoring Balance. Renewing Life. Phase 2b HARMONY Data Presentation: Topline Results from 96 Weeks of Efruxifermin (EFX) Treatment in Patients with Pre-Cirrhotic MASH March 4, 2024

Forward Looking Statements This presentation and the accompanying oral commentary may contain “forward‐looking statements” of AkeroTherapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding: the future of our business; future plans and strategies,including our expectations around the therapeutic potential and clinical benefits of Efruxifermin (“EFX”), as well as the dosing, safety and tolerability of EFX; our development plans for EFX, including our belief in the potential of EFX as a foundational MASH therapy; our preclinical and clinical results, including our safety/tolerability, laboratory measures and biopsy data from our Phase 2b HARMONY study and other related milestones; and the possibility that positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; risks related to the competitive landscape. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward‐looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward‐looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward‐looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward‐looking statements,see the section entitled “Risk Factors” in our most recent annual report on Form 10‐K and quarterly report on Form 10‐Q, as filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third‐party sources and the Company’s own internal estimates and research. While the Company believes these third‐party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third‐party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. ©2024 AKERO THERAPEUTICS. 2

EFRUXIFERMIN (EFX): A Bivalent Fc-FGF21 Fusion Protein STATISTICALLY SIGNIFICANT EFFECTS AFTER 96 WEEKS ≥1 STAGE 2 STAGE FIBROSIS IMPROVEMENT MASH FIBROSIS FIBROSIS AND RESOLUTION MASH RESOLUTION IMPROVEMENT IMPROVEMENT ©2024 AKERO THERAPEUTICS. 3

HARMONY Trial Design: Pre-Cirrhotic (F2-F3) MASH with Liver Histology at 24 and 96 weeks akero

Week 24 Primary Endpoint
- ≥ 1 stage fibrosis improvement & no worsening of MASH

Week 96 Primary Analyses
- ≥ 1 or 2 stages fibrosis improvement & no worsening of MASH
- MASH Resolution & No Worsening of Fibrosis
- Fibrosis Improvement & MASH Resolution
- *Fully powered for week 24 primary endpoint;* ***not*** *fully powered for week 96 endpoints*



24 Weeks
72-Week Long-Term Follow-Up
Phase 2b
Screening
Randomization
Placebo
EFX 28mg
EFX 50mg
Placebo
EFX 28mg
EFX 50mg
Screening Liver Biopsy
Week 24 Liver Biopsy
Week 96 Liver Biopsy

©2024 AKERO THERAPEUTICS.
4

Analysis Sets

akero

Analysis Set	N	Description
Full Analysis Set	128	All randomized subjects
Safety Set / Modified Full Analysis Set (ITT) Placebo (N=43) / 28mg (N=40) / 50mg (N=43)	126	All randomized and dosed subjects[1]
Week 24 Liver Biopsy Analysis Set Placebo (N=41) / 28mg (N=38) / 50mg (N=34)	113	All subjects with baseline and Week 24 biopsy results
Week 96 Liver Biopsy Analysis Set Placebo (N=34) / 28mg (N=26) / 50mg (N=28)	88	All subjects with completed second on-study biopsy

[1] The Modified Full Analysis Set includes subjects that were randomized and received at least one dose of study drug per the Statistical Analysis Plan.

©2024 AKERO THERAPEUTICS.

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Baseline Demographics Placebo EFX 28mg EFX 50mg Parameter (Units) (N=43) (N=42) (N=43) Age (Years) 55 57 52 Sex (% Female) 63 69 53 Weight (kg) 108 104 103 Type 2 Diabetes (%) 65 76 70 1 Fibrosis Stage (% F3) 70 64 63 Proportion of Patients Treated with GLP-1 at Baseline (%) 21 18 9 Enhanced Liver Fibrosis (ELF) Score 9.8 9.7 9.8 2 Pro-C3 (μg/L) (GEN 2 ELISA) 125 113 145 3 Liver Stiffness by VCTE (FibroScan) (kPa) 15 14 16 4 Hepatic Fat Fraction by MRI-PDFF (%) 17.1 18.5 17.5 MASLD Activity Score (MAS) 5.4 5.1 5.6 Alanine Aminotransferase (ALT) (U/L) 62 50 63 Aspartate Aminotransferase (AST) (U/L) 57 42 52 1 2 3 4 All patients either fibrosis stage 2 (F2) or stage 3 (F3); Procollagen 3 N-Terminal Propeptide; Vibration-controlled transient elastography; Magnetic Resonance Imaging Proton Density Fat Fraction ©2024 AKERO THERAPEUTICS. Source Data: Full Analysis Set (FAS) 6

≥1 Stage Fibrosis Improvement & No Worsening of MASH: Statistically Significant Response Observed for 50mg EFX at Week 96 Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 1 Primary Analysis *** *** 80% 75% 60% 46% 40% 2 ITT Analysis Placebo EFX 28mg EFX 50mg 24% (N=43) (N=40) (N=43) 20% ** 19% 30% 49% 2 All missing biopsies are imputed as a non-responder 0% ** p<0.01, versus placebo (CMH) Placebo EFX 28mg EFX 50mg 1 N=34 N=26 N=28 1 *** All subjects with baseline and Week 96 biopsies p<0.001, versus placebo (Cochran-Mantel-Haenszel Test [CMH]) ©2024 AKERO THERAPEUTICS. Source Data: Week 96 Liver Biopsy Analysis Set (LBAS-96); Modified Full Analysis Set (ITT) 7

≥1 Stage Fibrosis Improvement & No Worsening of MASH: Sustained, Broad and Durable Response Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 1 2 Sustained & New Responders Proportion of Week 24 Responders with *** *** 80% 75% 3,5 Sustained Response at Week 96 Placebo EFX 28mg EFX 50mg (N=5) (N=12) (N=12) 60% New (n=10) 2 (40%) 10 (83%) 11 (92%) 46% New (n=2) 40% Proportion of Week 24 Non-Responders 4,5 with New Response at Week 96 24% Sustained Placebo EFX 28mg EFX 50mg Sustained 20% (n=11) New (n=10) (N=29) (N=14) (N=16) (n=6) 6 (21%) 2 (14%) 10 (63%) Sust. (n=2) 0% Placebo EFX 28mg EFX 50mg 1 3 Among Week 24 responders with Week 96 biopsies N=34 N=26 N=28 4 Among Week 24 non-responders with Week 96 biopsies 1 2 *** 5 Responder at Weeks 24 & 96; Responder at Week 96 p<0.001, versus placebo (CMH) Not analyzed for statistical significance ©2024 AKERO THERAPEUTICS. Source Data: LBAS-96 8

EFX Fibrosis Improvement in Context: Pre-Cirrhotic MASH:
≥1 Stage Improvement in Fibrosis & No Worsening of MASH

akero	89bio	SAGIMET	Madrigal	novo nordisk	Lilly	Boehringer Ingelheim
Efruxifermin	**Pegozafermin**	**Denifanstat**	**Resmetirom**	**Semaglutide**	**Tirzepatide**	**Survodutide**
Phase 2b (F2-F3)	Phase 2b (F2-F3)	Phase 2b (F2-F3)	Phase 3 (F1-F3)	Phase 2b (F2-F3)	Ph2b (F2-F3)	Ph 2b (F1-F3)
96 Wks / 66% F3	24 Wks / 65% F3	52 Wks / ??% F3	52 Wks / 62% F3	72 Wks / 69% F3	52 Wks / ??% F3	48 Wks / ??% F3
Consensus Reading	Consensus Reading	?? Reading	Statistically Combined	Consensus Reading		
Completers[1]	**Completers[1]**	**Completers[1]**	**ITT[2]**	**ITT[2]**		



24%
46%
75%***
Placebo (N=34)
28mg (N=26)
50mg (N=28)
7%
22%
26%**
Placebo (N=61)
15mg (N=14)
30mg (N=66)
18%
41%**
Placebo (N=45)
50mg (N=81)
14%
24%***
26%***
Placebo (N=318)
80mg (N=316)
100mg (N=321)
33%
32%
43%
Placebo (N=58)
0.2mg (N=59)
0.4mg (N=56)
Fibrosis improvement not publicly reported for this GLP-1R/GIPR dual agonist
All dose groups (N≥196)
Fibrosis improvement not publicly reported for this GLP-1R/GCGR dual agonist
All dose groups (N=295)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

* p<0.05, ** p<0.01, *** p<0.001, versus placebo (CMH)

[1] Baseline and end-of-study biopsies available; [2] Missing biopsies imputed as non-responders

Pegozafermin - 89Bio (2023) March 22 Corporate Presentation; Denifanstat – Sagimet (2024) January 22 Press Release; Resmetirom – Madrigal (2022) December 19 Press Release; Semaglutide - Newsome et al. (2021) New Engl J Med 384, 1113-24; Tirzepatide – clinicaltrials.gov, NCT04166773; syrvodutide – clinicaltrials.gov, NCT04771273; All trademarks are the property of their respective owners.

©2024 AKERO THERAPEUTICS.

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2 Stage Fibrosis Improvement & No Worsening of MASH: Statistically Significant Response Observed for Both EFX Groups Fibrosis Improvement 2 Stages & No Worsening of MASH at Week 96 1 Primary Analysis 40% *** *** 36% ** ** 31% 30% 20% 2 ITT Analysis Placebo EFX 28mg EFX 50mg (N=43) (N=40) (N=43) 10% ** ** ** ** 2% 20% 23% 3% 2 Subjects with missing biopsies are imputed as non-responders 0% ** p<0.01, versus placebo (CMH) Placebo EFX 28mg 1 EFX 50mg N=34 N=26 N=28 1 ** *** All subjects with baseline and Week 96 biopsies p<0.01, p<0.001, versus placebo (CMH) ©2024 AKERO THERAPEUTICS. Source Data: LBAS-96; ITT 10

EFX Fibrosis Improvement in Context: Pre-Cirrhotic MASH: ≥2 Stage Improvement in Fibrosis & No Worsening of MASH Efruxifermin Resmetirom Semaglutide Phase 2b (F2-F3) Phase 3 (F1-F3) Phase 2b (F2-F3) 96 Wks / 66% F3 52 Wks / 62% F3 72 Wks / 69% F3 Consensus Readers Two Readers Consensus Readers 1 2 2 Completers ITT ITT ** ** 36% ** ** 31% 26% 22% 20% Fibrosis Improvement Only (Worsening of MASH Not Reported) 10% 8% 3% 3% Placebo 28mg 50mg Placebo 80mg 100mg Placebo 0.2mg 0.4mg (N=34) (N=26) (N=28) (N=318) (N=316)(N=321) (N=58) (N=59) (n=56) 1 2 Note: These data are derived from different clinical trials at different points in time, with Baseline and end-of-study biopsies available; Missing biopsies imputed as non-responders differences in trial design and patient populations. As a result, cross-trial comparisons Pegozafermin - 89Bio (2023) March 22 Corporate Presentation; Denifanstat – Sagimet (2024) January 22 Press Release; cannot be made, and no head-to-head clinical trials have been conducted. Resmetirom – Madrigal (2022) December 19 Press Release; Semaglutide - Newsome et al. (2021) New Engl J Med 384, 1113-24 ** p<0.01, versus placebo (CMH) All trademarks are the property of their respective owners. ©2024 AKERO THERAPEUTICS. 11

≥1 Stage Fibrosis Improvement & No Worsening of MASH: Statistically Significant Response Among F3 Patients Observed for 50mg EFX Fibrosis Improvement ≥1 Stage & No Worsening of MASH at Week 96 1 F3 Fibrosis Subset *** *** 68% 2 Stages (n=8) 40% 2 Stages (n=5) 14% 1 Stage (n=5) 1 Stage (n=3) 1 Stage (n=1) Placebo EFX 28mg EFX 50mg N=22 N=15 N=19 1 *** Patients with F3 at baseline and week 96 biopsies p<0.001, versus placebo (CMH) ©2024 AKERO THERAPEUTICS. Source Data: LBAS-96 (F3 Subgroup, N=56) 12

MASH Resolution & No Worsening of Fibrosis: Statistically Significant Response Observed for Both EFX Groups MASH Resolution & No Worsening of Fibrosis at Week 96 1 Primary Analysis 70% ** ** 62% ** ** 60% 57% 50% 40% 2 ITT Analysis 30% 24% Placebo EFX 28mg EFX 50mg 20% (N=43) (N=40) (N=43) * * 19% 40% 37% 10% 2 Subjects with missing biopsies are imputed as non-responders 0% * p<0.05, versus placebo (CMH test) Placebo EFX 28mg 1 EFX 50mg N=34 N=26 N=28 1 ** All subjects with baseline and Week 96 biopsies p<0.01, versus placebo (CMH test) ©2024 AKERO THERAPEUTICS. Source Data: LBAS-96; ITT 13

≥1 Stage Fibrosis Improvement AND MASH Resolution: Statistically Significant Response Observed for Both EFX Groups Fibrosis Improvement ≥1 Stage AND MASH Resolution at Week 96 1 Primary Analysis 60% ** *** 54% 50% ** ** 42% 40% 30% 2 ITT Analysis Placebo EFX 28mg EFX 50mg 20% (N=43) (N=40) (N=43) 9% ** ** 10% 7% 28% 35% 2 Subjects with missing biopsies are imputed as non-responders 0% ** p<0.01, versus placebo (CMH) Placebo EFX 28mg EFX 50mg 1 N=34 N=26 N=28 1 ** *** All subjects with baseline and Week 96 biopsies p<0.01, p<0.001, versus placebo (CMH) ©2024 AKERO THERAPEUTICS. Source Data: LBAS-96; ITT 14

Statistically Significant Reductions in Non-Invasive Markers Reflect Histological Improvement in Fibrosis LS Mean Change From Baseline to Week 96 ELF Score Pro-C3 (ng/mL) (GEN2 ELISA) Liver Stiffness (kPa) 0.0 0 2 -0.1 -10 0 -0.2 -0.6 † -20 -2 -17 -0.4 -30 -4 * -4.0 -0.6 -40 -6 ††† ‐40 ** -0.7 -0.8 *** -50 -8 -7.2 ** -0.8 ** ‐51 -1.0 -60 -10 Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg n=35 n=27 n=27 n=33 n=27 n=28 n=35 n=27 n=25 ** ** p<0.01, versus placebo (MMRM) p<0.01, versus placebo * *** p<0.05, p<0.001, versus placebo † ††† p<0.05, p<0.001, versus baseline (MMRM) (Mixed Model Repeated Measures [MMRM]) (MMRM) ©2024 AKERO THERAPEUTICS. Source Data: Biomarker Analysis Set (BMAS) (Pro-C3 and ELF); FAS (Liver Stiffness) (non-missing values only, no imputation) 15

Statistically Significant Improvements in Markers of Liver Injury Sustained Through Week 96

ALT
LS Mean Percent Change from Baseline



Baseline: 50-63 U/L
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
BL
W8
W16
W24
W32
W40
W48
W56
W64
W72
W80
W88
W96
Placebo
28mg EFX
50mg EFX

* p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM)

AST
LS Mean Percent Change from Baseline



Baseline: 42-57 U/L
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
BL
W8
W16
W24
W32
W40
W48
W56
W64
W72
W80
W88
W96
Placebo
28mg EFX
50mg EFX

* p<0.05,** p<0.01, *** p<0.001, versus placebo (MMRM)

©2024 AKERO THERAPEUTICS.

Source Data: FAS

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Treatment-Emergent Adverse Events (TEAE)
From Baseline through Week 96

akero

TEAE Overview	Placebo (N=43)	EFX 28mg (N=40)	EFX 50mg (N=43)
TEAE Leading to Death	0 (0%)	0 (0%)	0 (0%)
Drug-Related Serious Adverse Events (SAEs)	0 (0%)	1 (2%)[a]	1 (2%)[b]
Non-drug-related SAEs	4 (9%)[c]	3 (8%)[d]	6 (14%)[e,f]
Drug-Related TEAE Leading to Discontinuation	0 (0%)	4 (10%)[g,h]	3 (7%)[i,j]
Non-drug-related TEAE Leading to Discontinuation	0 (0%)	0 (0%)	2 (5%)[k,l]
Most Frequent (≥15%) Drug–Related TEAEs	**Placebo**	**EFX 28mg**	**EFX 50mg**
Diarrhea	7 (16%)	16 (40%)	16 (37%)
Nausea	5 (12%)	12 (30%)	14 (33%)
Increased Appetite	3 (7%)	7 (18%)	10 (23%)
Injection Site Erythema	6 (14%)	8 (20%)	7 (16%)
Injection Site Bruising	2 (5%)	6 (15%)	3 (7%)

[a] 28mg EFX, drug-related SAE (post week 24): pancreatitis (not confirmed on imaging and discharged within 24 hours)
[b] 50mg EFX, drug-related SAE (previously reported): esophagitis
[c] Placebo, non-drug-related SAEs (post week 24): (1) appendicitis; (2) osteoarthritis; (3) chest pain; non-cardiac; (4) hypoxia
[d] 28mg EFX, non-drug-related SAEs (post week 24): (1) gastritis; (2) ankle fracture; lower limb fracture (car accident); (3) coronary arteriospasm; panic attack
[e] 50mg EFX, non-drug-related SAEs (previously reported): (1) COVID-19 viral infection; (2) edema, face; (3) acute necrotizing pancreatitis
[f] 50mg EFX, non-drug-related SAEs (post week 24): (1) atypical chest pain (non-cardiac) radiation to the back; (2) acute chest pain; (3) acute respiratory failure
[g] 28mg EFX, drug-related AEs leading to discontinuation (previously reported): (1) increased appetite & weight gain; (2) diarrhea;
[h] 28mg EFX, drug-related AEs leading to discontinuation (post week 24): (1) pancreatitis (SAE reported above); (2) diarrhea
[i] 50mg EFX, drug-related AEs leading to discontinuation (previously reported): (1) esophagitis & vomiting; (2) nausea
[j] 50mg EFX, drug-related AE leading to discontinuation (post week 24): (1) diarrhea
[k] 50mg EFX, non-drug-related AE leading to discontinuation (previously reported): (1) lymphadenopathy
[l] 50mg EFX, non-drug-related AE leading to discontinuation (post week 24): (1) acute necrotizing pancreatitis

Source Data: Safety Set

17

©2024 AKERO THERAPEUTICS.

Safety Overview

akero

Blood Pressure

- No statistical difference versus placebo in systolic & diastolic BP at week 96

Markers of Liver Function and Hemostasis

- Remained stable, including platelets, bilirubin, INR[1], MELD[2] and CP[3] score

Progression to Cirrhosis

- Balanced across dose groups

Bone Mineral Density (BMD)

- Majority of patients in HARMONY were of post-menopausal age, among whom annual loss of BMD is generally expected to be 1 to 1.5%
- At week 48, no significant changes versus placebo for lumbar spine and femoral neck regions
- The placebo group experienced an approximately 1% increase in lumbar spine BMD by week 96
- At week 96, significant reductions versus placebo for lumbar spine (3-4%, both EFX groups) and femoral neck regions (< 3%, 50mg EFX only)
- One vertebral fracture (L1) observed in placebo group; no vertebral fractures observed in EFX groups

©2024 AKERO THERAPEUTICS.

[1] Prothrombin International Normalized Ratio; [2] Model for End-Stage Liver Disease; [3] Child-Pugh

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Improvement in Lipoprotein Profile After 96 Weeks LS Mean Change From Baseline to Week 96 (%) Triglyceride (% change) Non-HDL (% change) LDL (% change) HDL (% change) 15% 10% 10% 40% 8% 10% 5% *** 5% 5% 5% 30% 4% 3% 27% 3% 0% 0% * -5% 0% 20% 18% -2% -10% -2% -5% -15% -5% 10% *** -15% 5% -20% *** -20% -10% -25% -10% 0% Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg n=34 n=26 n=27 n=34 n=26 n=27 n=34 n=26 n=27 n=34 n=26 n=27 *** * *** p<0.001, versus placebo (MMRM) p<0.05, p<0.001, versus placebo (MMRM) ©2024 AKERO THERAPEUTICS. Source Data: FAS, non-missing values only, no imputation 19

Insulin Sensitivity Remains Significantly Improved after 96 Weeks of Treatment with 50mg EFX LS Mean Percentage Change From Baseline to Week 96 HOMA-IR (% change) C-Peptide (% change) Adiponectin (% change) 80% 10% 15% 7% 10% 8% ** 63% 0% 5% 60% 0% -10% -11% -2% 40% -5% † 28% -20% -10% 17% -15% 20% -30% -20% ** -33% -20% ** -40% -25% 0% Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg n=34 n=25 n=26 n=35 n=28 n=27 n=35 n=27 n=27 ** ** ** p<0.01, versus placebo (MMRM) p<0.01, versus placebo (MMRM) p<0.01, versus placebo (MMRM) † p<0.05, versus baseline (MMRM) ©2024 AKERO THERAPEUTICS. Source Data: BMAS 20

Trend to Loss of Body Weight Maintained Over 96 Weeks of Treatment with 50mg EFX LS Mean Change From Baseline to Week 96 Body Weight (kg) 0 ‐0.3 -1 ‐1.5 -2 -3 † ‐3.5 -4 Placebo EFX 28mg EFX 50mg n=34 n=27 n=27 † p<0.05, versus baseline (MMRM) ©2024 AKERO THERAPEUTICS. Source Data: FAS, non-missing values only, no imputation 21

Take-Aways: 50mg EFX After 96 Weeks Unprecedented Deep Broad Durable Advanced WEEK 24 FIBROSIS ≥1 STAGE 2 STAGE CONVERSION TO WEEK 96 IMPROVEMENT IMPROVEMENT IMPROVEMENT OF NON- FIBROSIS AMONG F3 1 2 3 IN FIBROSIS IN FIBROSIS RESPONDERS 4 5 RESPONSE PATIENTS *** *** 6 6 *** 75% vs. 24% 36% vs. 3% 63% vs. 20% 92% vs. 40% 68% vs. 14% (50mg EFX vs. Placebo) (50mg EFX vs. Placebo) (50mg EFX vs. Placebo) (50mg EFX vs. Placebo) (50mg EFX vs. Placebo) *** p<0.001, versus placebo (CMH) 1 2 3 ≥1 stage improvement in fibrosis without worsening of MASH; 2 stages improvement in fibrosis without worsening of MASH; proportion of Week 24 non-responders who converted to week 96 responders; 4 5 proportion of Week 24 responders who were also week 96 responders; ≥1 stage improvement in fibrosis without worsening of MASH among patients with week 96 biopsies and F3 fibrosis at baseline; 6 Not evaluated for statistical significance ©2024 AKERO THERAPEUTICS. Source Data: LBAS-96 22

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